UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2010

GENVEC, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-24469	23-2705690
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

65 West Watkins Mill Road, Gaithersburg, Maryland	20878
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (240) 632 0740

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) GenVec, Inc.  2002 Stock Incentive Plan

 At the 2010 Annual Meeting of Stockholders of GenVec, Inc. (the “Company”), held on June 16, 2010 (the “Annual Meeting”), the Company’s stockholders approved an amendment to the Company’s 2002 Stock Incentive Plan (the “Plan”). The amendment increased the number of shares of the Company’s common stock that could be granted under the Plan by 5,120,000, from 11,580,000 to 16,700,000.

A description of the Plan and the amendment to the Plan is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2010 (the “Proxy Statement”), in the section entitled “Proposal No. 3 – Approval of Increase in Award Shares,” which is incorporated in this report by reference.

This description of the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, as amended. The Plan is set forth in the Proxy Statement, and the amendment to the Plan is filed as Exhibit 10.1 to this report and is incorporated in this report by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As of April 21, 2010, the date of record for determining the Company stockholders entitled to vote on the proposals presented at the Annual Meeting, there were 128,905,455 shares of Company common stock issued and outstanding and entitled to vote at the Annual Meeting. At the meeting, the holders of 100,467,061 shares of the Company's issued and outstanding common stock were represented in person or by proxy, constituting a quorum. The proposals are described in detail in the Proxy Statement. The vote results detailed below represent final results as certified by the Inspector of Elections.

Following are descriptions of the matters voted on and the final results of such voting:

Proposal 1:  To elect two (2) directors to the Company’s Board of Directors, each to serve for a term of three years or until a successor has been qualified and elected.

Zola P. Horovitz, Ph.D. and William N. Kelley, M.D. were elected to the Company’s Board of Directors, each to serve for a three year term or until their successors are elected and qualified.

The vote totals were as follows:
	Votes For	Votes Withheld

Zola P. Horovitz, Ph.D.	28,376,038	4,995,115

William N. Kelley, M.D.	29,553,509	3,817,644

Proposal 2: To authorize the Board of Directors, in its discretion, to amend the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of its outstanding common stock at a ratio of (i) one-for-two, (ii) one-for-three, (iii) one-for-four, (iv) one-for-five, (v) one-for-six, or (vi) one-for-seven, without further approval of the stockholders of the Company:

The proposal failed to receive a sufficient number of votes for passage. The vote totals were as follows:

Votes For	Votes Against	Abstentions	Broker non-votes

56,116,302	43,993,870	353,888	3,001

Proposal 3: To approve an increase to the number of shares of common stock available for issuance under the Company’s 2002 Stock Incentive Plan by 5,120,000, from 11,580,000 to 16,700,000:

The proposal was approved by the following vote:

Votes For	Votes Against	Abstentions	Broker non-votes

19,310,243	13,841,295	219,614	67,095,909

Proposal 4: To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010:

The proposal was approved by the following vote:

Votes For	Votes Against	Abstentions	Broker non-votes

90,224,969	6,738,611	3,500,479	3,002

Section 9 – Financial Statements and Exhibits

Item 9.01                      Financial Statements and Exhibits

(d) Exhibits.

Exhibit 10.1	Amendment to the GenVec, Inc. 2002 Stock Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENVEC, INC.

Date: June 18, 2010	By:	/s/ DOUGLAS J. SWIRSKY
Douglas J. Swirsky
Senior Vice President, Chief Financial Officer, Treasurer and Corporate Secretary

EXHIBIT INDEX

10.1	Amendment to the GenVec, Inc. 2002 Stock Incentive Plan.